MAY 2022

NASDAQ : KAVL | www.kaivalbrands.com

Forward-Looking Statements

This presentation includes statements that constitute "forward-looking within the meaning of federal securities laws, which are statements other facts that frequently use words such as "anticipate," "believe," "continue," "estimate," "expect," "forecast," "intend," "may," "plan," "position," "should," "target," "will," and similar words. All forward-looking statements speak only date of this presentation. Although we believe that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or achieved. Therefore, actual outcomes and results could materially differ from expressed, implied, or forecasted in such statements. Our business may be by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond our control. Factors that could cause or contribute to such differences include, but are not limited to, the timing and results of Bidi Vapor's appeal of the FDA's PMTA determinations; the scope of future FDA enforcement of regulations in the ENDS industry; the FDA's approach to the regulation of synthetic nicotine and its impact on our business; the duration and scope of the COVID-19 pandemic and impact on the demand for the products we distribute; the actions governments, businesses, individuals take in response to the pandemic, including mandatory business closures and restrictions on onsite commercial interactions; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the effects of steps that we could take to reduce operating costs; our inability to generate and sustain profitable sales growth; circumstances or developments that may make us unable to implement or realize anticipated benefits, or that may increase the costs, of our current and planned business initiatives; changes in government regulation or laws that affect our business; significant changes in our relationships with our distributors or sub-distributors; and those factors detailed by us in our public filings with the Securities and Exchange Commission. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission's rules and regulations, we do not have any intention or obligation to update any forward-looking statements publicly, whether as a result of new information, future events, or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state.

COMPANY HIGHLIGHTS

Positioned to Lead the U.S. and Global Vapor Markets

Exclusive global distributor of all Bidi Vapor products

High-growth opportunity in expected $112B+ global e-cigarette market by 2024[1]

Bidi Vapor has ~7.6% market share in disposable ENDS with significant white space[2]

Robust existing US wholesale-distribution network: Potential reach of stores nationwide

Internationally Patent Protected Technology, Best-in-Class Compliance, Quality, and Integrity

Led by management team with significant experience rooted in science, technology and Consumer Packaged Goods (CPG)

1.**Source**: Industrial Securities Research Institute Report (August 2021).
2.**Source**: Nielsen data. Based on absolute-dollar retail sales of Bidi Vapor compared to the absolute dollar retail sales of all disposable Electronic Nicotine Delivery Systems (ENDs) products for the 52-week period ended March 12, 2022.

KAIVAL BRANDS + BIDI VAPOR:

A Committed Partnership with Highly Complementary Platforms

Kaival Brands		bidi – The Preferred Choice
Robust Distribution Network		Cutting-edge, Patented Technology
Marketing Experience		Premium Formulation
Leading Brand Development		Exclusive Global Manufacturer
Exclusive Global Distributor		Robust Global IP Portfolio



Kaival Brands is the exclusive distributor of all Bidi Vapor ENDS products

Market-disruptive products...


bidi
STICK

Robust International Pipeline


bidi
POUCH

...delivering compelling results

7.6% Bidi Vapor has 7.6%+ disposable ENDs market share[1]

#1 largest disposable ENDS product[1]

Source: [1]Nielsen data. Based on absolute-dollar retail sales of Bidi Vapor compared to the absolute dollar retail sales of all disposable Electronic Nicotine Delivery Systems (ENDs) products for the 52-week period ended March 12, 2022.

We believe that the BIDI® Stick represents the pinnacle of the ENDS market evolution.


bidi
STICK

- **Simple, functional design** without any buttons or settings configurations
- **Pressure control sensor** delivers an accurate delivery of nicotine in every draw

- **Medical-grade absorption pad** provides excellent absorption and heat resistance
- **Sensitivity control system** ensures the adult-only users get a consistent 6% nicotine in each draw

- **Anti-counterfeit technology** on every packaging
- **Tamper-resistant, pre-filled closed system**

- **6% Class A nicotine** provides a smooth throat-hit
- **No leakage** due to a patented mouthpiece feature

- **High-quality components** are recyclable for a sustainable vaping experience
- **280 mAh UL-certified battery** is recyclable and ensures continuous satisfaction until the e-liquid is deployed

A High-Growth Opportunity

U.S. E-CIGARETTE RETAIL SALES

USD in billions

U.S. Cigarette total addressable market (TAM) projected to remain nearly level from 2019 to 2025E at ~$76B


CAGR: 29.1%
$2.4
$3.7
$5.9
$7.0
$25.1
2016
2017
2018
2019
2025E

U.S. ADULT VAPERS AGE 21+

Users in millions


21+ E-Cigarette Only Users
21+ Dual E-Cigarette & Cigarette Users
CAGR: 21.0%
4.9
3.3
5.4
3.8
5.5
4.8
13.4
13.5
2016
2017
2018
2025E

Source: National Survey On Drug Use Health, U.S. Census, Cowen Consumer Survey, Company Reports and Cowen and Company (January 2020).

Plan to Pursue International Growth Opportunities

$36.7B Estimated Global TAM today[1]

$111.5B Estimated Global 2024E TAM[1]

With approval in 11 global markets, Kaival Brands and Bidi Vapor plan to pursue global opportunities within the immediate future, beginning in the United Kingdom



$7.0B Estimated TAM today[2]

$25.1B Estimated 025E TAM[2]



$2.5B Estimated TAM today[3]

$3.9B Estimated 025E TAM[3]


Authorized markets

1. Source: Industrial Securities Research Institute (April 2021).
2. Sources: National Survey On Drug Use and Health, U.S. Census (2020), Cowen Consumer Survey, Company Reports and Cowen and Company (January 2020).
3. Source: Statista (April 2021).

Strategic Global Expansion: Launching with the UK

The United Kingdom represents a natural international launch point for the BIDI® Stick, featuring a mature market of adult consumers.

$3.6B	Estimated TAM today[1]	3.6M	Total Vape Consumers[2]
$3.9B	Estimated 2023E TAM[1]	>50%	Unsatisfied Consumers[2]

UK Market Snapshot & Key Opportunities

- In the United Kingdom, e-cigarette consumers are primarily confined to current and former smokers, with under 3.5% of the total adult e-cigarette consumer population being represented by "never smokers"[2]
- The consumer age range within the UK is 35-45 years old[2], versus 18-29 within the United States[3]
- Bidi Vapor developed the BIDI® Stick to provide smokers and ex-smokers with a viable alternative to traditional combustible cigarettes
- More than half of vapers (54%) who also smoke find it less satisfying than smoking[2]
- 79% of former smokers who vape find it less satisfying than smoking[2]

1. Source: Statista. 2021
2. Action on Smoking and Health (ASH): "Use of e-cigarettes (vapes) among adults in Great Britain," June 2021
3. Pew Research Center: "Before recent outbreak, vaping was on the rise in U.S., especially among young people," September 2019

Bidi Vapor is a Top Contender within the E-cigarette Market

	Bidi[1]	Blu[2]	Juul[3]	Njoy[4]	Vuse[5]
Anti-Counterfeit Technology	✓	✗	✗	✗	✗
Pharmaceutical Grade Device	✓	✗	✓	✗	✓
Recyclable / Sustainable	✓	✗	✓	✓	✗
Online Sales	✓ **(GoPuff)**	✓ (Electronic Tobacconist and Website)	✓ (Website)	✓ (Electronic Tobacconist and Website)	✓ (Website)
E-Cigarette Market Share[6]	**1.6%[7]**	0.7%	29.8%	2.5%	23.4%
Nicotine Content	**6%**	2.4%	3-5%	2.4-6%	1.1-5%
System Format	**Closed**	Open & Closed	Open	Closed	Open & Closed
Tamper-resistant Packaging	✓	✗	✗	✗	✗
Disposable ENDS Market Share[7]	**26.2%**	10.6%	N/A	5.1%	N/A

1. Sources: Bidi website, Company management, Company filings and Nielsen.
2. Sources: Blu website, Electronic Tobacconist, and Nielsen.
3. Sources: Juul website, Wall Street Journal and Nielsen.
4. Sources: Logic website and Nielsen.
5. Sources: Vuse website and Nielsen.
6. Sources: Nielsen market share data LTM as of March 12, 2022.
7. Calculated by dividing the 52-week sales of Bidi Vapor ended March 12, 2022 by the total E-Cigarette market sales ($104.1m/$6.44b=3.4%)

Kaival Brands

MAY 2022

Disposable E-Cigarette Market Share

Bidi Vapor is the leading brand in the U.S. disposable e-cigarette market and well-positioned to capture

TOTAL DISPOSABLE E-CIGARETTE MARKET OF $1.4 BILLION

Market share based on dollar sales for the 52-weeks ended March 12, 2022



Other
0.8%
NJOY
2.4%
BLU
3.7%
PUFF BAR
3.8%
BIDI Vapor
$104.1
7.7%
NON-APPROVED
$1,109.0
81.7%

BIDI Vapor IS THE
#1
ENDS BRAND



BIDI Vapor
$104.1
41.8%

TOTAL DISPOSABLE E-CIGARETTE MARKET OF $253.2 MILLION

41.8% share of

market of the $253.2 million Disposable E-Cigarette Market controlled by APPROVED players, BIDI Vapor commands a leading share of 41.1%

MARKET OPPORTUNITY: Significant white space as enforcement begins

$1.1 BILLION Opportunity

81.7% of the Disposable E-Cigarette Market is controlled by non-compliant players. This represents a massive opportunity for BIDI Vapor to capture additional market share as the FDA continues to pull products off the market, and as states begin their own enforcement efforts

Source: Goldman Sachs Equity Research: Americas Tobacco: Nielsen Data through March 12, 2022.

Growing National Footprint

We believe that Bidi Vapor offers a compelling value proposition to retailers

…leading to significant growth in store presence

$5.25
price per unit

47%-56%
gross profit margin

$9.99 - $11.99
SRP per unit

Compared to ~30% for big tobacco

RETAIL PARTNERS

Brick and Mortar

- 7-Eleven
- Circle K
- Fas Mart
- Sprint Mart
- Enmark
- Refuel
- Sunoco
- QuikTrip

Online

- GoPuff

DISTRIBUTION PARTNERS

- MMS
- Chambers & Owen
- C-Store Master
- FAVS
- Stewart
- Imperial
- GPM Investments
- H.T. Hackney

Source: PR Newswire, Kaival Brands Press Release March 1, 2021

Growth Opportunities:
Leveraging the E-Cigarette Market

International Market Expansion

Expanded Retail Distribution within the U.S. Market


Kaival Brands
CBD
Smoking/Cigarette Alternatives
Distribution Centers
Logistical Efficiencies
In-House Manufacturing

Accelerated Product Innovation

Infrastructure Development & Acquisition

Kaival Brands

FDA Update

FDA

The FDA required companies selling ENDs products to file premarket tobacco applications ("PMTAs") by September 9, 2020 to remain on the market

- ✓ **Pre-Submission:** Voluntary formal meeting between the FDA and the applicant
- ✓ **Acceptance:** FDA reviews that the product falls under the Center for Tobacco Products jurisdiction
- ✓ **Filing:** FDA reviews that the product falls under Center for Tobacco Products jurisdiction and confirms requirements of an application are met
- **Substantive Review:** FDA evaluation of the scientific information and data in the application
- **Action:** If an application demonstrates a product is appropriate for the protection of the public health, FDA will issue a marketing order
- **Post-Market Reporting:** Require the applicants to establish and keep records for the FDA to maintain the marketing order

- FDA Acts on Pending PMTAs: Effectively "bans" flavored ENDS products with over 96% of applications rejected to date
- Bidi Vapor received an MDO for its non-tobacco flavored BIDI® Sticks, including its Arctic (menthol) BIDI®, which Bidi Vapor believes the FDA mischaracterized as "flavored"
- Industry is limited to manufacturing and selling only tobacco and menthol ENDS products while those PMTAs remain under review; FDA slowed issuance of MDOs for flavored products following legal appeals
- Delaying U.S. launch of BIDI® Pouch until completion of FDA PMTA process; focus on tobacco-derived nicotine
- U.S. consumers will only be able to choose from products manufactured by a limited amount of PMTA authorized brand
- Expect revenues for tobacco and menthol ENDS products to restore some or all of the revenue we derived from the sale of flavored products; Bidi Vapor's MDO was stayed by the 11th Circuit permitting sales of flavored products to resume, pending the outcome of Bidi Vapor's merit case

U.S. Congress passed the Preventing Online Sales of E-Cigarettes to Children Act, extending the Prevent All Cigarette Trafficking (PACT) Act to vaping products (effective March 2021) and prohibiting the U.S. Postal Service delivery of vaping products to consumers (effective April 2021).

KAIVAL BRANDS & BIDI VAPOR
BOTH SUPPORT THE E-CIG MAIL BAN

- Combats youth access and black-market products
- Drives online customers to brick and mortar locations

Kaival Brands Timeline

Launch | Extensive Growth | FDA Disruption | Near-term Catalysts

Q1 2020

Entered exclusive distribution agreement with Bidi Vapor to launch operations

Q1 2021

- #1 ENDS Offering in U.S.
- Increased POS by 25,000 locations
- All 11 flavors advance through PMTA filing phase
- 46,000+ stores
- $100M in revenue in < 1 year

Q2 2021

All 11 Bidi Vapor products included in FDA's list of products subject to timely submitted PMTAs

Q3 2021

- Secured IP protections in China
- Received new U.S. Patents
- Began trading on Nasdaq
- $8M underwritten offering
- Non-tobacco flavors received Marketing Denial Order (MDO); Bidi Vapor files appeal in 11th Circuit

Q4 2021

Bidi Vapor releases PK study showing nicotine absorption through the BIDI® Stick mimicked that of traditional combustible cigarettes in adult smokers

Q4 2021

U.S. Court of Appeals for the Eleventh Circuit grants judicial stay of MDO previously issued by the FDA pending outcome of merits-based litigation case, sales of flavored Bidi Sticks resume.

2022 & Beyond

- Resolution of pending MDO appeal
- Potential strategic global distribution announcement
- Launch of Bidi Pouch in select international markets

Summary Income Statement

	For the Three Months Ended January 31,	
	2022	2021
Revenues		
Revenues, net	$ 2,841,990	$ 37,369,967
Revenues - related parties	23,765	50,300
Excise tax on products	(23,872)	(58,748
Total revenues, net	2,841,883	37,361,519
Total cost of revenue	3,532,792	32,565,121
Gross (loss) profit	(690,909)	4,796,398
Total operating expenses	2,091,055	4,378,841
Other Income		
Interest income	—	330
Total Other Income	—	330
Income (loss) before income taxes provision (benefit)	(2,781,964)	417,887
Provision (benefit) for income taxes	—	(106,386
Net income (loss)	$ (2,781,964)	$ 311,501
Net income (loss) per common share - basic and diluted	$ (0.09)	$ 0.01
Weighted average number of common shares outstanding - basic and diluted	30,234,477	23,187,561

Summary Balance Sheet

Consolidated Balance Sheet

		January 31, 2022		October 31, 2021
ASSETS				
CURRENT ASSETS:				
Cash	$	5,590,420	$	7,760,228
Restricted Cash		65,542		65,007
Accounts receivable		1,296,204		1,985,186
Inventory deposit – related party		2,925,000		2,925,000
Inventories		11,841,750		15,326,370
Prepaid expenses		289,988		319,531
Income tax receivable		1,753,594		1,753,594
Total current assets		23,762,498		30,134,916
Right of use asset- operating lease		51,955		55,604
TOTAL ASSETS	$	23,814,453	$	30,190,520
LIABILITIES AND STOCKHOLDERS' EQUITY				
CURRENT LIABILITIES:				
Accounts payable	$	180,017	$	242,829
Accounts payable- related party		9,129,759		12,667,769
Accrued expenses		374,412		579,604
Operating lease obligation – short term		13,349		13,020
Customer refund due		147,690		316,800
Total current liabilities		9,845,227		13,820,022
LONG TERM LIABILITIES				
Operating lease obligation, net of current portion		42,686		46,185
TOTAL LIABILITIES	$	9,887,913	$	13,866,207
STOCKHOLDERS' EQUITY:				
Preferred stock 5,000,000 shares authorized; Series A Convertible Preferred stock ($.001 par value, 3,000,000 shares authorized, 3,000,000 issued and outstanding as of January 31, 2022 and October 31, 2021)		3,000		3,000
Common stock ($0.001 par value, 1,000,000,000 shares authorized, 30,236,696 and 30,195,312 issued and outstanding as of January 31, 2022 and October 31, 2021, respectively)		30,236		30,195
Additional paid-in capital		21,936,109		21,551,959
Accumulated deficit		(8,042,805)		(5,260,841
Total Stockholders' Equity		13,926,540		16,324,313
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$	23,814,453	$	30,190,520

1. 3,000,000 Series A Convertible Preferred Stock ($.001 par value) issued and outstanding as of July 31, 2021. Each share of Series A Preferred Stock is convertible into 8.333 shares of common stock. The holders of the Series A Preferred Stock may convert their Series A Preferred Stock at any time on or after November 1, 2023, or on such earlier date as is agreed to by the Series A Convertible Preferred Stockholders and Kaival Brands or upon a change of control.

Leadership Team



Nirajkumar Patel
Founder, Chief Executive Officer, Director

- In 2017 and 2018, served as Vice President for the Board of the Indian Association of the Space Coast
- Founded, and has served as a Board member of, the Florida Independent Liquor Stores Owners Association since 2017
- Founded and served as the CEO and CSO of Just Chill Products LLC, Relax Lab Inc., RLX Lab LLC, and KC Innovations Lab



Eric Mosser
Chief Operating Officer, Director

- From 2012 to 2014, worked as Director of Information Technology at Timbercon Inc.
- In 2014, Mr. Mosser created Lasermycig LLC and served as its CEO until 2020
- In 2015, founded Chillcorp Ltd., a full-service corporation dedicated solely to the complete internal and external operations of Just Chill Products LLC, Relax Lab Inc., RLX Lab LLC, and KC Innovations Lab Inc., and served as CEO until 2020



Mark Thoenes
Interim Chief Financial Officer

- Began his career at Ernst & Young in 1984
- From 2000-2010, served as CFO and EVP of Rentrak, a Nasdaq-listed company, until it was acquired in 2016
- Since 2011, Mark has been the President of MLT Consulting Services, a full-service business and financial consulting firm

COMPANY HIGHLIGHTS

Positioned to Lead the U.S. and Global Vapor Markets

Exclusive global distributor of all Bidi Vapor products

High-growth opportunity in expected $112B+ global e-cigarette market by 2024[1]

Bidi Vapor has ~7.6% market share in disposable ENDS with significant white space[2]

Robust existing US wholesale-distribution network: Potential reach of stores nationwide

Internationally Patent Protected Technology, Best-in-Class Compliance, Quality, and Integrity

Led by management team with significant experience rooted in science, technology and Consumer Packaged Goods (CPG)

1.**Source**: Industrial Securities Research Institute Report, 2021
2.**Source:** Nielsen data. Based on absolute-dollar retail sales of Bidi Vapor compared to the absolute dollar retail sales of all disposable Electronic Nicotine Delivery Systems (ENDs) products for the 52-week period ended March 12, 2022.

MAY 2022

Kaival Brands

APPENDIX

Board Members



Paul Reuter
Independent Director

- Nearly five decades of industry experience in small box retail as a journalist, editorial director, entrepreneur, and speaker
- Launched two successful business: MidWest Retail Group LLC, which was the largest U.S. 7-Eleven franchise group, and Kreative Collaborations, LLC., an industry consultancy



George Chuang
Independent Director

- Spent eight years as a Principal at Pacific Partnership Advisors LLC, a consulting firm
- Founder & CEO of Lucy Labs, Inc.
- MBA at Yale University



Roger Brooks
Independent Director

- Currently the Chairman, Treasurer, and Co-founder of Abierto Networks, positions he has held since 2005
- Experience within a breadth of public companies such as, Moldflow Corporation, Intelligent Controls, Inc. and Dynisco, Inc.

Kaival Brands

ABOUT US

Kaival Brands is the exclusive global distributor of all products manufactured by Bidi Vapor

OUR MISSION

We are committed to setting the highest standards for premium, sustainable nicotine ENDS products for adult consumers

Kaival Brands & Bidi Vapor Focused on Industry Leadership

1. Highly Positive Demonstrated User Experience for Adult Smokers Seeking Alternatives Traditional Cigarettes
2. Culture of Product Innovation
3. High-End Product Manufacturing and State-of-the-Art Research & Development Facilities
4. Significant Traction in Key Distribution Channels with Rigorous Compliance Policies
5. High Growth Opportunity in Disrupting Traditional Tobacco

bidi® The Preferred Choice

Bidi Vapor's Core Values

Bidi Vapor, a leader in the vaping industry working towards a future of responsible innovation

Compliance

Provides high level of quality throughout the product life cycle

Quality

Delivers a unique, premium vaping experience

Integrity

Focus on adult consumer experience and environmental sustainability

Regulation

Seeks to prevent underage access and use of Bidi Vapor products

- ISO 9001, FDA QSR 80
- cGMP certified
- Comprehensive traceability

- Medical-grade components
- UL 8139, CE, FCC, ROHS certified recyclable batteries
- Anti-counterfeit technology

- Youth access prevention measures
- Anti-catfish campaign
- BIDI® Cares recycling program

- Responsible marketing targets adult smokers ages 21-and older only
- Robust age verification

…With a Differentiated Approach to Pursuing Market Leadership


bidi STICK
Durable eco-friendly battery
11 flavor varieties
Anti-counterfeit packaging and delivery system
Satisfying and consistent nicotine delivery
Recyclable
Heats vape liquid only once preserving quality and flavor
VS.
JUUL
Rechargeable battery that lasts ~200 puffs per use
2 flavor varieties
Open-ended pod system that is easily corrupted
Currently facing hundreds of lawsuits in various state and federal courts around the country regarding its marketing practices
2 nicotine strength levels
Heats entire nicotine pod with each use



MAY 2022

THANK YOU

NASDAQ : KAVL | www.kaivalbrands.com